SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2001

INFOCURE CORPORATION

(Exact name of registrant as specified in its charter)
d/b/a VitalWorks

Delaware	011-12799	58-2271614

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

239 Ethan Allen Highway, Ridgefield, CT (Address of principal executive offices)	06877 (Zip Code)

Registrant’s telephone number, including area code: (203) 894-1300

Not Applicable

(Former name, former address and former fiscal year,
if changed since last report)

Item 5. Other Events.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is the announcement by the Registrant, following the distribution to its stockholders of 100% of the issued and outstanding common stock of PracticeWorks Inc., of a new executive team and the addition of five new members to its board of directors, as presented in the press release dated March 9, 2001.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.	Description

(99.1)	Press release, dated March 9, 2001

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INFOCURE CORPORATION

By: /s/ Stephen Hicks

Name: Stephen Hicks

Title: Vice President

Date: March 15, 2001

EXHIBIT INDEX

Paper (P) or
Exhibit No.	Description	Electronic (E)

99.1	Press release, dated March 9, 2001